UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-41459	06-1269834
(State or other jurisdiction		(Commission	(I.R.S. Employer
of incorporation)		file number)	Identification No.)

4 Landmark Square
Stamford,	Connecticut		06901
(Address of principal executive offices)			(Zip Code)

(203) 975-7110
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SLGN	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

    Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5—Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2024, the Registrant held its annual meeting of stockholders, or the Meeting. At the Meeting, stockholders of the Registrant voted on the matters set forth below, and the final voting results for such matters are set forth below.

1.    The proposal to authorize and approve an amendment to the Amended and Restated Certificate of Incorporation of the Registrant, as amended, to permit an increase in the size of the Board of Directors of the Registrant for a period of time, was authorized and approved based upon the following votes:

For	103,451,490
Against	394,547
Abstain	21,896

2.    Each of the three nominees for election to the Board of Directors of the Registrant was elected as a Director of the Registrant, to serve until the Registrant’s annual meeting of stockholders in 2027 and until his or her successor is duly elected and qualified, based upon the following votes:

		Withhold	Broker
Nominee	For	Authority	Non-Votes
Anthony J. Allott	97,241,210	3,573,586	3,053,137
William T. Donovan	93,150,220	7,664,576	3,053,137
Fiona Cleland Nielsen	100,617,323	197,473	3,053,137

3.    The proposal to ratify the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved based upon the following votes:

For	102,971,475
Against	727,033
Abstain	169,425

4.    The non-binding advisory vote to approve the compensation of the Named Executive Officers of the Registrant received the following votes:

For	98,960,728
Against	1,677,430
Abstain	176,638
Broker Non-Votes	3,053,137

Section 8—Other Events

Item 8.01 Other Events.

In accordance with the Registrant's director retirement policy, Joseph M. Jordan retired as a Director of the Registrant upon the expiration of his term at the Meeting. Mr. Jordan had served as a Director of the Registrant for more than 10 years, since March 2014. Mr. Jordan had also served as Chairperson of the Audit Committee of the Registrant since June 2019 and as a member of the Compensation and Nominating Committees of the Board of Directors of the Registrant. The Registrant and its Board of Directors express their appreciation to Mr. Jordan for his service as a Director of the Registrant and for his many contributions to the Registrant.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Executive Vice President, General
Counsel and Secretary

Date: May 30, 2024

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